EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Numbers 33-41591, 33-41592, 33-41593, 33-43718,
33-44359, 33-51202, 33-83902, 33-83904, 33-88224 and 333-02685.



                                                             ARTHUR ANDERSEN LLP

New York, New York
March 26, 1997